UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 29, 2021

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Kingsley Park Drive

Fort Mill, South Carolina

29715

(Address and zip code of principal executive offices)

(803) 802-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock, Par Value $0.01 Per Share; Common stock traded on the New York Stock Exchange ; trading symbol UFS.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the special meeting of stockholders of Domtar Corporation (the “Corporation”) held on July 29, 2021, the following proposals were submitted to a vote of the stockholders of the Corporation. The final voting results are set forth below:

1.

The adoption of the Agreement and Plan of Merger, dated as of May 10, 2021 (as it may be further amended, modified or supplemented from time to time, the “merger agreement”), by and among the Corporation, Karta Halten B. V., a private limited company organized under the laws of the Netherlands (“Parent”), Pearl Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), Paper Excellence B.V., a private limited company organized under the laws of the Netherlands, and Hervey Investments B.V., a private limited company organized under the laws of the Netherlands, pursuant to which Merger Sub will be merged with and into the Corporation (the “merger”), with the Corporation surviving as a wholly owned subsidiary of Parent (the “merger proposal”):

For	Against	Abstain
41,254,923	31,004	78,556

2.	The approval, by a non-binding advisory vote, of the compensation that may be paid or become payable to the Coporation’s named executive officers that is based on or otherwise relates to the merger:

For	Against	Abstain
39,345,323	1,880,149	139,011

Because there were sufficient votes at the special meeting to approve the merger proposal, the proposal to approve an adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger proposal was rendered moot.

Item 8.01	Other Events

On July 29, 2021, the Corporation issued a press release announcing the results of the special meeting and clearance of the merger under the antitrust laws of Spain and the People’s Republic of China. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

99.1	Press Release, dated as of July 29, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION
(Registrant)

By:	/s/ Nancy Klembus
Name:	Nancy Klembus
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: July 29, 2021